SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2005

                               STATE BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

             New York                 0-14874                 11-2846511
  ---------------------------------------------------------------------------
  (State or other jurisdiction of   (Commission            (I.R.S. Employer
   incorporation or organization)   File Number)          Identification No.)


           699 Hillside Avenue, New Hyde Park, NY             11040-2512
          --------------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number including area code: (516) 437-1000
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 4.01  Changes in Registrant's Certifying Accountant

     (a) On August 12, 2005, the Audit Committee of the Board of Directors of State Bancorp, Inc. (the "Registrant") dismissed Deloitte & Touche LLP ("Deloitte") as the Registrant's independent registered public accounting firm. This dismissal followed the Audit Committee's receipt of proposals from other independent auditors to audit the Registrant's consolidated financial statements for the fiscal year ended December 31, 2005. The reports of Deloitte on the financial statements of the Registrant for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the Registrant's two most recent fiscal years and through August 12, 2005 there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their reports on the financial statements of the Registrant for such years.

     (b) On August 12, 2005, the Audit Committee of the Board of Directors of the Registrant engaged Crowe Chizek and Company LLC ("Crowe Chizek") as the Registrant's independent auditors with respect to the audit of the Registrant's consolidated financial statements for the fiscal year ended December 31, 2005. The decision to engage Crowe Chizek was made by the Audit Committee of the Board of Directors. Neither the Registrant nor someone on behalf of the Registrant consulted with Crowe Chizek regarding any of the items listed in Item 304(a)(2) of Regulation S-K.

     (c) The Registrant requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Registrant. A copy of that letter, dated August 17, 2005, is filed as Exhibit 16.1 to this current report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits

          Exhibit No.        Description
          -----------        -----------
          16.1               Letter from Deloitte & Touche LLP to the Securities
                             and Exchange Commission




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     STATE BANCORP, INC.
                                                     (Registrant)


                                                     /s/ Brian K. Finneran
                                                     ---------------------
                                                     Brian K. Finneran
                                                     Secretary/Treasurer

Dated: August 17, 2005